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                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                          June 30, 2004
                                                        ($ in Thousands)

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

                                               12/03 QTR                   3/04 QTR                    6/04 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   25,630                  $   25,462                  $   25,194
                  - General                      24,683                      24,075                      24,491
                  - Specific                        947                       1,388                         703
                  - Acq'd through Acquisition       ---                         ---                         ---
Net Charge-offs (Recoveries) for the Qtr            176                         168                          38
Nonperforming Assets - Total                     24,785                      25,216                      14,441
                     - REO                        9,122                       8,567                       4,282
                     - Nonaccrual                15,663                      16,649                      10,159
Troubled Debt Restructuring                       1,475                       1,465                       1,450

Capital Ratios - Tangible                       972,908        13.11%       990,996        13.36%     1,009,374        14.05%
               - Core                           972,908        13.11        990,996        13.36      1,009,374        14.05
               - Risk Based                     991,697        25.34      1,008,351        25.81      1,027,225        26.46

                                              12/03 QTR                    3/04 QTR      3/04 YTD      6/04 QTR      6/04 YTD
                                               --------                    --------      --------     ---------      --------
Loan Originations - Total                    $  483,260                  $  429,564    $  912,824    $  603,460    $1,516,284
                  - Construction                114,660                     127,989       242,649       163,292       405,941
                  - Land                         63,436                      56,966       120,402        62,568       182,970
                  - Permanent                   283,905                     223,002       506,907       348,506       855,413
                  - Refinances                   21,259                      21,607        42,866        29,094        71,960

                                              12/03 QTR                    3/04 QTR      3/04 YTD      6/04 QTR      6/04 YTD
                                               --------                    --------      --------      --------      --------
Loan Servicing Fee Income                    $    1,573                  $    1,223    $    2,796    $    2,066    $    4,862
Other Fee Income                                    220                         237           457           247           704
                                               --------                    --------      --------      --------      --------
     Total Fee Income                        $    1,793                  $    1,460    $    3,253    $    2,313    $    5,566
                                               ========                    ========      ========      ========      ========

                                              12/03 QTR                    3/04 QTR      3/04 YTD      6/04 QTR      6/04 YTD
                                               --------                    --------      --------      --------      --------
Average Loans                                $4,830,266                  $4,874,013    $4,852,020    $4,926,018    $4,876,596
Average Earning Assets                        7,227,381                   7,264,724     7,245,950     7,082,071     7,191,523
Average Assets                                7,537,182                   7,537,758     7,536,417     7,355,213     7,463,268
Operating Expenses/Average Assets                  0.57%                      0.59%         0.58%         0.58%         0.58%
Efficiency Ratio                                  17.57                      18.14         17.85         16.57         17.41
Amortization of Intangibles                  $      368                  $      355    $      723    $      343    $    1,066

Repayments                                    12/03 QTR                    3/04 QTR      3/04 YTD      6/04 QTR      6/04 YTD
----------                                     --------                    --------      --------      --------      --------
     Loans                                   $  441,153                  $  348,201    $  789,354    $  498,569    $1,287,923
     MBS                                         84,734                      55,189       139,923        78,882       218,805

EOP Numbers                                   12/03 QTR                    3/04 QTR                    6/04 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                78,410,068 *                78,498,545                  78,443,825

Share repurchase information                  12/03 QTR                    3/04 QTR      3/04 YTD      6/04 QTR      6/04 YTD
----------------------------                   --------                    --------      --------      --------      --------
Remaining shares auth. for repurchase         3,094,103 *                 3,094,103     3,094,103     3,009,103     3,009,103
Shares repurchased                                  ---                         ---           ---        85,000        85,000
Average share repurchase price               $      ---                  $      ---    $      ---    $    22.81    $    22.81

* - Item has been adjusted for the Feb. 2004 10% stock dividend

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Tangible Book Value                           12/03 QTR                    3/04 QTR                    6/04 QTR
-------------------                            --------                    --------                   ---------
     $ Amount                                $1,010,232                  $1,032,727                  $1,037,463
     Per Share                                    12.88 *                     13.16                       13.23
# of Employees                                      751                         754                         757
Tax Rate - Going Forward                         35.25%                      35.25%                       35.25%

                                               12/03 QTR                    3/04 QTR                    6/04 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Permanent 1-4 Family Loans              $3,824,966  73.2%           $3,852,130  72.6%           $3,878,029  71.8%
     Multi-Family                               480,365   9.2               490,865   9.3               470,832   8.7
     Construction                               684,049  13.1               705,726  13.3               784,078  14.5
     Land                                       232,904   4.5               254,610   4.8               272,249   5.0
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL, Deferrals and LIP) $5,222,284   100%           $5,303,331   100%           $5,405,188   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                     12/03 QTR                   3/04 QTR                    6/04 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,235,420  48.8%    44     $2,222,699  48.8%    44     $2,207,650  48.3%    44
     ID                                         481,151  10.6     16        483,037  10.6     16        481,019  10.5     16
     OR                                         779,472  17.0     24        774,609  17.0     24        796,426  17.4     25
     UT                                         267,373   5.8     11        270,082   5.9     11        279,912   6.1     11
     NV                                          60,881   1.3      2         61,534   1.3      2         61,929   1.4      2
     TX                                          23,848   0.5      1         23,275   0.5      1         21,090   0.5      2
     AZ                                         728,015  15.9     20        725,510  15.9     20        724,473  15.8     20
                                             ----------  ----    ---     ----------  ----    ---     ----------  ----    ---
     Total                                   $4,579,160   100%   118     $4,560,746   100%   118     $4,572,499   100%   120
                                             ==========  ====    ===     ==========  ====    ===     ==========  ====    ===

                                                  12/03 QTR                    3/04 QTR                    6/04 QTR
                                             ----------------            ----------------            ----------------
Deposits by type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------     -                ------      -
Checking (Noninterest)                       $   16,817   0.4%           $   18,625   0.4%           $   15,712   0.3%
Now (interest)                                  166,876   3.6               169,947   3.7               183,816   4.0
Savings (passbook/stmt)                         227,653   5.0               228,712   5.0               226,121   4.9
Money Market                                    990,221  21.6               963,632  21.1               947,979  20.7
C.D.'s                                        3,177,593  69.4             3,179,830  69.8             3,198,871  70.1
                                             ----------  ----            ----------   ----           ----------  ----
Total                                        $4,579,160   100%           $4,560,746   100%           $4,572,499   100%
                                             ==========  ====            ==========   ====           ==========  ====

Deposits greater than $100,000 - EOP         $1,141,618                  $1,145,097                  $1,154,100

Brokered Deposits                            $      ---                  $      ---                  $      ---

* - Item has been adjusted for the Feb. 2004 10% stock dividend

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